SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported) DECEMBER 9, 1998


                       Asset Backed Securities Corporation
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             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

      333-64351                                             13-3354848
(Commission File Number)                                 (I.R.S. Employer
                                                         Identification No.)

   11 Madison Avenue, New York, New York                      10010
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  (Address of Principal Executive Offices)                 (Zip Code)

                                 (212) 325-1811
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              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


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
Item 5. Other Events.

Filing of Computational Materials

     Pursuant to Rule 424(b) under the Securities Act of 1933, Asset Backed Securities Corporation (the "Depositor") will file a prospectus and prospectus supplement with the Securities and Exchange Commission relating to Asset Backed Securities Corporation Home Equity Loan Pass-Through Certificates, Series 1998-1LB (the "Certificates").

     In connection with the offering of the Certificates, Credit Suisse First Boston Corporation, the underwriter of the Certificates (the "Underwriter"), has prepared certain materials (the "Computational Materials") for distribution to its potential investors. Although Long Beach Mortgage Company (the "Originator") prepared certain information regarding the characteristics of the home equity loans in the related portfolio, it did not participate in the preparation of the Computational Materials. The Computational Materials are attached hereto as
Exhibit 99.1.

Item 7. Financial Statements and Exhibits.

     (c) Exhibits

EXHIBIT NO.   Document Description

99.1          Computational Materials
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          ASSET BACKED SECURITIES CORPORATION
                                          (Registrant)



Dated:  December 11, 1998                 By: /S/ FIACHRA O'DRISCOLL
                                              Name: Fiachra O'Driscoll
                                              Title:  Authorized Officer

                                INDEX TO EXHIBITS


EXHIBIT NO.   Document Description

99.1          Computational Materials